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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 6, 2002


                               BROWN & BROWN, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                         0-7201                 59-0864469
         -------                         ------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)
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         220 S. Ridgewood Ave., Daytona Beach, Florida     32114
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            (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:         (904) 252-9601
                                                   ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On March 6, 2002, Brown & Brown, Inc., a Florida corporation (the
"Corporation"), priced the offering and sale (the "Offering") of 5,000,000 shares of its $0.10 par value common stock (the "Shares"). At the closing of the Offering, the Corporation will receive net proceeds of approximately $149.3 million from the Offering ($171.8 million if the underwriters exercise their over-allotment option in full), after deducting underwriting discounts and estimated Offering expenses.


         The sale of the Shares was registered with the Securities and Exchange
Commission (the "Commission") pursuant to a registration statement on Form S-3
(File No. 333-75158) (the "Registration Statement") filed with the Commission on
December 14, 2001 and declared effective by the Commission on December 21, 2001.
The Corporation is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Corporation does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)Exhibits.

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
       Exhibit    DESCRIPTION
         No.      -----------
         --

         1.1 Underwriting Agreement, dated as of March 6, 2002, by and among Brown & Brown, Inc., J.P. Morgan Securities Inc. and
                  Suntrust Capital Markets, Inc. as representatives of the several underwriters.

         99.1     Other Expenses of Issuance and Distribution (as required by
                  Item 14 of Form S-3).

         99.2     Press Release, dated March 6, 2002, announcing pricing of
                  common stock offering under shelf registration statement.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 8, 2002              BROWN & BROWN, INC.
                                  (Registrant)


                                  By: /s/ Cory T. Walker
                                     ------------------------------
                                     Cory T. Walker, Chief
                                     Financial Officer


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                                  EXHIBIT INDEX

                               BROWN & BROWN, INC.

                           Current Report on Form 8-K
                              Dated March 6, 2002


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
       Exhibit    DESCRIPTION
         No.      -----------
         --

         1.1 Underwriting Agreement, dated as of March 6, 2002, by and among Brown & Brown, Inc., J.P. Morgan Securities Inc. and
                  Suntrust Capital Markets, Inc. as representatives of the several underwriters.

         99.1     Other Expenses of Issuance and Distribution (as required by
                  Item 14 of Form S-3).

         99.2 Press Release, dated March 6, 2002, announcing pricing of common stock offering under shelf registration statement.
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